UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

September 15, 2021
Date of Report (Date of earliest event reported)

RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

SD	001-07982		46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107	Sioux Falls,	SD	57117-5107
(Address of principal executive offices)			(Zip Code)

(605) 336-2750
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	RAVN	NASDAQ	Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders of Raven Industries, Inc. (the "Company", "Raven" or "we") at the 2021 Special Meeting held on September 15, 2021:

		Votes For	Votes Against	Abstentions
1.	A proposal to approve the Agreement and Plan of Merger (the “Merger Agreement”) dated June 20, 2021, by and among Raven, CNH Industrial N.V., a Netherlands public limited liability company (“CNH Industrial”), and CNH Industrial South Dakota, Inc., a South Dakota corporation and wholly owned subsidiary of CNH Industrial (“Merger Subsidiary”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Subsidiary will merge with and into Raven (the “Merger”), with Raven surviving the Merger as a wholly owned subsidiary of CNH Industrial;	25,599,495.000	138,204.000	21,676.000

		Votes For	Votes Against	Abstentions
2.	A proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by Raven to its named executive officers that is based on or otherwise relates to the Merger; and	8,493,776.000	17,035,992.000	229,607.000

		Votes For	Votes Against	Abstentions
3.	A proposal to approve an adjournment of the special meeting, including if necessary to solicit additional proxies in favor of the proposal to approve the Merger Agreement, if there are not sufficient votes at the time of such adjournment to approve the Merger Agreement.	23,677,378.000	2,014,195.000	67,802.000

Based upon the submission of proxies and ballots, a majority of the shares of Raven common stock issued and outstanding and entitled to vote at the close of business on the record date were present at the special meeting by proxy or by attendance via the virtual meeting website, which constituted a quorum. Proposal 1 to approve the Merger Agreement was approved by the required vote. Proposal 2 regarding the non-binding advisory vote on executive compensation related to the Merger was not approved by the required vote. Proposal 3 regarding adjournment of the special meeting (if necessary) was approved by the required vote.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Raven Industries, Inc. press release dated September 15, 2021

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.
/s/Lee A. Magnuson
Lee A. Magnuson
General Counsel & Vice President, Corporate Secretary

Dated: September 17, 2021